UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2023
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 20, 2023, Flex Ltd. (“Flex” or the “Company”) held an Extraordinary General Meeting (the “Extraordinary General Meeting”). There were 433,398,027 Ordinary Shares of Flex, no par value (“Ordinary Shares”), issued and outstanding and entitled to be voted at the Extraordinary General Meeting. At the Extraordinary General Meeting, a total of 394,786,531 Ordinary Shares were represented in person or by proxy, or approximately 91.09% of the issued and outstanding Ordinary Shares, and, therefore, a quorum was present. A summary of the voting results for the proposal, which is described in detail in the Company’s definitive proxy statement, dated October 27, 2023 (the “Proxy Statement”), and first mailed to the Company’s stockholders on or about the date thereof, is set forth below.

As previously announced, Flex intends to effect a distribution of all of its remaining interests in Nextracker Inc. (“Nextracker”) to Flex shareholders on a pro rata basis pursuant to that certain Agreement and Plan of Merger, dated as of February 7, 2023 (the “Merger Agreement”), by and among Flex, Nextracker, Yuma, Inc., a wholly-owned subsidiary of Flex, and Yuma Acquisition Corp., a wholly-owned subsidiary of Nextracker. The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement, Yuma, Inc. will merge with and into Yuma Acquisition Corp., with Yuma, Inc. surviving as a wholly-owned subsidiary of Nextracker (the “Merger”). The Capital Reduction and the Distribution (each as defined below) are expected to occur on the same day as and immediately prior to the Merger.

At the Extraordinary General Meeting, Flex shareholders approved a special resolution (the “Shareholder Approval”) regarding the court-approved capital reduction (the “Capital Reduction”) to be carried out by Flex pursuant to Section 78G of the Singapore Companies Act 1967 (the “Singapore Companies Act”), in order to effect the distribution (the “Distribution”) in specie of all of the shares of common stock, par value $0.001 per share, of Yuma, Inc. to Flex shareholders on a pro rata basis based on the number of Ordinary Shares held by each Flex shareholder.

The Company’s Inspector of Elections certified the following vote tabulations on the above special resolution from the Extraordinary General Meeting:

	For	Against	Abstain
To approve the proposed court-approved capital reduction to be carried out by Flex pursuant to Section 78G of the Singapore Companies Act, in order to effect the distribution in specie of all of the shares of common stock, par value $0.01 per share, of Yuma, Inc. to Flex shareholders on a pro rata basis based on the number of Flex Ordinary Shares held by each Flex shareholder.	394,168,412	218,966	399,153

Item 8.01    Other Events.

Flex expects to submit the Capital Reduction to the High Court of Singapore for approval (the “High Court Approval”) on or as promptly as practicable after the date hereof. Pursuant to the terms of the special resolution approved by the Shareholder Approval and as described in detail in the Proxy Statement, the final amount of the issued share capital of Flex to be reduced pursuant to the Capital Reduction shall be determined with reference to (A) the valuation of Flex’s beneficial interests in Nextracker Inc. and Nextracker LLC (based on the books and records of Flex) as of a date as soon as reasonably practicable before the order of the High Court of Singapore is lodged with the Registrar (as defined in the Singapore Companies Act) pursuant to Section 78I of the Singapore Companies Act to effect the Capital Reduction; and (B) the United States dollar to Singapore dollar exchange rate quoted on the website of the Monetary Authority of Singapore immediately before the order of the High Court of Singapore is lodged with the Registrar (as defined in the Singapore Companies Act) pursuant to Section 78I of the Singapore Companies Act to effect the Capital Reduction.

Flex currently expects to complete the Capital Reduction, the Distribution and the Merger in Flex’s fourth quarter ending March 31, 2024 promptly after receipt of the High Court Approval.

Forward-Looking Statements

This communication contains certain statements about Flex and Nextracker that are forward-looking statements. Forward-looking statements are based on current expectations and assumptions regarding Flex’s and Nextracker’s respective businesses, the economy and other future conditions. In addition, the forward-looking statements contained in this communication may include statements about the expected effects on Flex and Nextracker of the proposed business combination and related transactions (the “Transactions”) involving Flex and Nextracker, the anticipated timing and benefits of the Transactions, Flex’s and Nextracker’s respective anticipated financial results, and all other statements in this communication that are not historical facts. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and are detailed more fully in Flex’s and Nextracker’s respective periodic reports filed from time to time with the Securities and Exchange Commission (“SEC”), the Proxy Statement referred to above, and other documents filed by Flex or Nextracker, as applicable, with the SEC. Such uncertainties, risks and changes in circumstances could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and neither Flex nor Nextracker undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances, except to the extent required by applicable securities laws. Investors should not put undue reliance on forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: November 20, 2023

	By:	/s/ Paul R. Lundstrom
		Name: Title:	Paul R. Lundstrom Chief Financial Officer

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